October 22, 2025 ibm.com/investor 3Q 2025 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 22, 2025. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on October 22, 2025, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, GenAI book of business, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision- making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 22, 2025, or in the Management Discussion section of the company’s 2024 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 25, 2025. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-3q25 2

3 Arvind Krishna Chairman, President and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

4 CEO perspective “This quarter we accelerated performance across all of our segments, and again exceeded expectations for revenue, profit and free cash flow. Clients globally continue to leverage our technology and domain expertise to drive productivity in their operations and deliver real business value with AI. Our AI book of business now stands at more than $9.5 billion. Given the strength of our business, we are raising our full-year outlook for revenue growth and free cash flow.” Arvind Krishna IBM Chairman, President and CEO

Financial highlights 5Revenue growth rates @CC $16.3B Revenue $2.4B Free cash flow 3Q25 “New innovation, the strength and diversity of our portfolio, and our disciplined execution led to acceleration in revenue growth and profit in the quarter. Consistent focus on the fundamentals of our business delivered double-digit growth in adjusted EBITDA, and drove another quarter of strong free cash flow, the fuel for our investments and ability to return value to shareholders.” James Kavanaugh IBM SVP & CFO >7% Revenue growth yr/yr ~200bps Pre-tax margin expansion (operating) >290bps Adjusted EBITDA margin expansion 22% Adjusted EBITDA growth 15% Earnings per share growth (operating) 9% Free cash flow ytd growth

6 Revenue categories-3Q25 Software 3Q25 results; revenue growth rates @CC Investments in innovation accelerating organic revenue growth Automation growth accelerated to 22%; strength in organic and HashiCorp Red Hat bookings growth of about 20% Strong segment profit margin expansion of over 270bps $7.2B Revenue +9% Revenue growth Automation +22% yr/yr Hybrid Cloud +12% yr/yr Transaction Processing (3%) yr/yr Data +7% yr/yr

7 Infrastructure 3Q25 results; revenue growth rates @CC Revenue categories-3Q25 IBM Z +59% Distributed Infrastructure +8% Infrastructure Support Flat yr/yr Hybrid Infrastructure +26% yr/yr Continued momentum in z17; highest third-quarter revenue in nearly two decades IBM Z is a significant driver of profitability and free cash flow Innovation is delivering value across the portfolio Revenue scale and mix helping drive 420bps of segment profit margin expansion $3.6B Revenue +15% Revenue growth

8 Consulting 3Q25 results; revenue growth rates @CC Revenue categories-3Q25 Returned to growth with sequential improvement across both lines of business Strong generative AI demand with over $1.5B bookings in the quarter Continued improvement in signings quality Segment profit margin expansion of 200bps; highest segment profit margin in three years Strategy and Technology Flat yr/yr Intelligent Operations +4% yr/yr $5.3B Revenue +2% Revenue growth

9 Summary 2025 Expectations Raising revenue growth @CC to more than 5% Raising operating pre-tax margin to expand by over a point Raising Adjusted EBITDA growth to mid-teens Raising full-year free cash flow to about $14 billion 3Q25 Summary Highest revenue growth in several years, with sequential acceleration across all segments Exceeded our expectations across revenue, profitability, and free cash flow Portfolio mix & productivity driving operating pre-tax margin expansion for the ninth consecutive quarter GenAI book of business over $9.5 billion inception- to-date Generated $7.2 billion of free cash flow year-to- date, our highest year-to-date free cash flow margin in reported history

ibm.com/investor

Supplemental material 11Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Free cash flow summary Cash flow (ASC 230) Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 12Revenue growth rates @CC, $ in billions Revenue highlights 3Q25 B/(W) Yr/Yr Revenue $16.3 7% Americas $8.1 9% Europe/ME/Africa $5.3 9% Asia Pacific $2.9 Flat Operating P&L highlights $ 3Q25 B/(W) Yr/Yr Gross profit $9.6 11% Expense $6.6 (7%) Pre-tax income $3.0 22% Net income $2.5 17% Earnings per share $2.65 15% Adjusted EBITDA $4.6 22% Operating P&L highlights % 3Q25 B/(W) Yr/Yr Gross profit margin 58.7% 1.2 pts Expense E/R 40.2% 0.8 pts Pre-tax income margin 18.6% 2.0 pts Net income margin 15.4% 1.0 pts Tax rate 17.0% (3.6 pts)

Adjusted EBITDA performance 13 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets in 2024) QTD YTD 3Q25 Yr/Yr 3Q25 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $3.0 $0.5 $8.0 $1.0 Net interest expense $0.3 $0.1 $0.9 $0.3 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 $2.1 $0.0 Stock-based compensation $0.4 $0.1 $1.3 $0.3 Workforce rebalancing charges $0.0 ($0.3) $0.4 ($0.3) Corporate (gains) and charges* $0.0 $0.4 $0.0 $0.6 Adjusted EBITDA $4.6 $0.8 $12.7 $1.8

Cash flow and balance sheet highlights 14 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Cash flow 3Q25 YTD Yr/Yr Net cash from operations* $8.2 $1.0 Free cash flow** $7.2 $0.6 Select uses of cash 3Q25 YTD Yr/Yr Net capital expenditures $1.1 $0.4 Acquisitions $7.9 $5.2 Dividends $4.7 $0.1 Balance sheet Sep 25 Dec 24 Sep 24 Cash & marketable securities $14.9 $14.8 $13.7 Total debt $63.1 $55.0 $56.6 Select debt measures Sep 25 Dec 24 Sep 24 IBM Financing debt $11.3 $12.1 $10.4 Core (non-IBM Financing) debt $51.8 $42.9 $46.2

Currency impact on revenue growth 15 Quarterly averages per US $ 3Q25 Yr/Yr Spot @4Q 4Q25 FY25 1Q26 2Q26 FY26 Earnings Euro 0.86 6% 0.86 8% 4% 9% 2% 3% Pound 0.74 4% 0.75 4% 3% 6% 0% 1% Yen 147 1% 152 1% 2% 0% (5%) (2%) Revenue impact, future @4Q Earnings Spot 1. 8 pts ~3 pts ~1.5 pts ~3 pts ~0 pts ~0.5 pts Prior view 1.5-2 pts ~3.5 pts ~1.5 pts US $B Yr/Yr Revenue as reported $16.3 9% Currency impact $0.3 1. 8 pts Revenue @CC 7%

Software & Infrastructure segment details 16 $ in billions Revenue & ARR growth rates @CC Infrastructure segment 3Q25 B/(W) Yr/Yr Revenue $3.6 15% Hybrid Infrastructure $2.3 26% IBM Z 59% Distributed Infrastructure 8% Infrastructure Support $1.3 Flat Segment profit $0.6 53% Segment profit margin 18.1% 4.2 pts Software segment 3Q25 B/(W) Yr/Yr Revenue $7.2 9% Hybrid Cloud $1.9 12% Automation $1.9 22% Data $1.5 7% Transaction Processing $1.9 (3%) Segment profit $2.4 21% Segment profit margin 32.9% 2.7 pts Annual recurring revenue $23.2 9%

Consulting segment details 17Revenue & signings growth rates @CC, $ in billions Consulting segment 3Q25 B/(W) Yr/Yr Revenue $5.3 2% Strategy and Technology $2.9 Flat Intelligent Operations $2.4 4% Gross profit margin 29.3% 0.8 pts Segment profit $0.7 23% Segment profit margin 12.9% 2.0 pts Signings $5.2 (5%) Book-to-bill ratio (TTM) 1.12

Expense summary 18 $ in billions *2024 includes a gain from the sale of certain QRadar SaaS assets **Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses ***Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 3Q25 B/(W) Acq/ Yr/Yr Currency Divest** Base*** Operating expense & other income $6.6 (7%) (1 pts) (5 pts) (1 pts) SG&A – operating $4.4 5% (1 pts) (4 pts) 9 pts R&D – operating $2.1 (11%) 0 pts (6 pts) (4 pts) IP and custom development income ($0.2) (8%) Other (income)/expense - operating* ($0.2) (65%) Interest expense $0.5 (15%)

Balance sheet summary 19 $ in billions *Includes eliminations of inter-company activity Sep 25 Dec 24 Sep 24 Cash & marketable securities $14.9 $14.8 $13.7 Core (non-IBM Financing) assets* $118.7 $108.9 $109.0 IBM Financing assets $12.8 $13.5 $11.7 Total assets $146.3 $137.2 $134.3 Other liabilities $55.2 $54.8 $53.2 Core (non-IBM Financing) debt* $51.8 $42.9 $46.2 IBM Financing debt $11.3 $12.1 $10.4 Total debt $63.1 $55.0 $56.6 Total liabilities $118.3 $109.8 $109.8 Equity $28.0 $27.4 $24.5

Free cash flow summary 20$ in billions QTD B/(W) YTD B/(W) 3Q25 Yr/Yr 3Q25 Yr/Yr Net cash from operations $3.1 $0.2 $9.2 $0.0 Less: IBM Financing receivables $0.3 ($0.6) $0.9 ($0.9) Net cash from operations (excluding IBM Financing receivables) $2.8 $0.8 $8.2 $1.0 Net capital expenditures ($0.4) ($0.5) ($1.1) ($0.4) Free cash flow (excluding IBM Financing receivables) $2.4 $0.3 $7.2 $0.6

Cash flow (ASC230)

	QTD 3Q25	QTD 3Q24	YTD 3Q25	YTD 3Q24
Net income from operations	$1.7	($0.3)	$5.0	$3.1
Pension settlement charge	—	$2.7	—	$2.7
Depreciation / amortization of intangibles*	$1.3	$1.3	$3.7	$3.6
Stock-based compensation	$0.4	$0.3	$1.3	$1.0
Operating assets and liabilities / other, net**	($0.7)	($2.0)	($1.8)	($3.1)
IBM Financing A/R	$0.3	$0.9	$0.9	$1.8
Net cash provided by operating activities	$3.1	$2.9	$9.2	$9.1
Capital expenditures, net of payments & proceeds***	($0.4)	$0.1	($1.1)	($0.7)
Divestitures, net of cash transferred	—	$0.0	($0.0)	$0.7
Acquisitions, net of cash acquired	($0.1)	($2.5)	($7.9)	($2.7)
Marketable securities / other investments, net	$0.0	$0.9	($2.7)	($0.8)
Net cash provided by/(used in) investing activities	($0.4)	($1.6)	($11.7)	($3.6)
Debt, net of payments & proceeds	($1.1)	($1.3)	$4.7	($0.8)
Dividends	($1.6)	($1.5)	($4.7)	($4.6)
Financing - other	($0.3)	$0.0	($0.4)	($0.0)
Net cash provided by/(used in) financing activities	($3.0)	($2.8)	($0.4)	($5.4)
Effect of exchange rate changes on cash	($0.1)	$0.2	$0.4	($0.0)
Net change in cash, cash equivalents & restricted cash	($0.4)	($1.3)	($2.6)	$0.1

$ in billions

*Includes operating lease right-of-use assets amortization

**2025 includes a one-time, non-cash income tax charge of $0.3B associated with the enactment of H.R. 1 in July of 2025, and 2024 includes a tax benefit associated with the pension settlement charge in 3Q

***2024 includes proceeds from the sale of certain QRadar SaaS assets in 3Q

21

Software segment categories

Revenue categories

The Software portfolio delivers end-to-end enterprise capabilities for Hybrid Cloud and AI:

Hybrid Cloud
incl. RHEL, OpenShift, Ansible, Red Hat AI

Automation
incl. application development & integration, infrastructure lifecycle management incl. HashiCorp, network management, security software for identity access management and threat management, observability, FinOps, IT financial management, asset lifecycle management

Data
incl. AI assistants, AI tools and governance, databases, data intelligence, data integration, data security

Transaction Processing
incl. Customer Information Control System and storage software, analytics and integration software on IBM operating systems, AI assistants for Z, security software for Z

Revenue categories – FY 2024



Automation
Hybrid Cloud
Transaction Processing
Data

Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

22

Consulting segment categories Revenue categories – FY 2024 23 Revenue categories Strategy and Technology Provides strategy, process design, system implementation, cloud architecture and implementation services to help clients transform their businesses for growth and enable innovation. These services ensure clients benefit from the latest technologies to meet their objectives by leveraging AI and an ecosystem of strategic partners alongside IBM technology and Red Hat, including Adobe, AWS, Microsoft, Oracle, Palo Alto Networks, Salesforce, and SAP, among others. Intelligent Operations Focuses on application, cloud platform, and operations services that bring efficiency to clients’ processes by operationalizing and running hybrid cloud platforms, managing core business processes, and addressing security holistically across business functions and the IT landscape. These services help clients manage, optimize, and orchestrate custom and ISV packaged applications, enhancing operations through AI-powered solutions for faster, more efficient client outcomes. Intelligent Operations Strategy and Technology Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2024 24 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 3Q 2025 25 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 9% 7% Americas 9% 9% Europe/ME/Africa 15% 9% Asia Pacific Flat Flat 3Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of segment revenue performance – 3Q 2025 26 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Consulting 3% 2% Strategy and Technology 2% Flat Intelligent Operations 5% 4% Infrastructure 17% 15% Hybrid Infrastructure 28% 26% IBM Z 61% 59% Distributed Infrastructure 10% 8% Infrastructure Support 1% Flat 3Q25 Yr/Yr GAAP @CC Software 10% 9% Hybrid Cloud 14% 12% Automation 24% 22% Data 8% 7% Transaction Processing (1%) (3%) 3Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of revenue performance – 3QYTD 2025 27 The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 6% 5% Automation 18% 17% Transaction Processing 0% (1%) 3Q25 YTD Yr/Yr

Non-GAAP supplemental materials Reconciliation of expense summary – 3Q 2025 28 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures **2024 includes the impact related to a pension settlement charge The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP adjustments (non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions/divestitures (4 pts) 0 pts (4 pts) Base* 8 pts 1 pts 9 pts R&D Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (6 pts) 0 pts (6 pts) Base* (4 pts) 0 pts (4 pts) Operating expense & other income Currency (1 pts) 0 pts (1 pts) Acquisitions/divestitures (3 pts) (1 pts) (5 pts) Base*,** 29 pts (30 pts) (1 pts) 3Q25

Non-GAAP supplemental materials Reconciliation of continuing operations – 3Q 2025 29 $ in millions (except EPS which is in whole dollars) *2025 includes a one-time, non-cash income tax charge associated with the enactment of H.R. 1 in July of 2025 The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non- GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts* Operating (non-GAAP) Gross profit $9,360 $231 — — $9,591 Gross profit margin 57.3% 1.4 pts — — 58.7% SG&A 4,748 (354) — — 4,394 Other (income) & expense (173) (6) (13) — (191) Total expense  6,931 (359) (13) — 6,559 Pre-tax income 2,430 590 13 — 3,033 Pre-tax income margin 14.9% 3.6 pts 0.1 pts — 18.6% Tax rate 28.2% (1.0 pts) 0.0 pts (10.2 pts) 17.0% Net income 1,744 454 10 309 2,517 Net income margin 10.7% 2.8 pts 0.1 pts 1.9 pts 15.4% Earnings per share $1.84 $0.48 $0.01 $0.33 $2.65 3Q25

QTD YTD 3Q25 Yr/Yr 3Q25 Yr/Yr Net income as reported (GAAP)* $1.7 $2.1 $5.0 $1.9 Less: income/(loss) from discontinued operations, net of tax $0.0 $0.0 $0.0 $0.0 Income from continuing operations $1.7 $2.1 $5.0 $1.9 Provision for/(Benefit from) income taxes from continuing operations $0.7 $1.2 $1.2 $1.8 Pre-tax income from continuing operations (GAAP) $2.4 $3.2 $6.2 $3.7 Non-operating adjustments (before tax) Acquisition-related charges** $0.6 $0.1 $1.7 $0.3 Non-operating retirement-related costs/(income)* $0.0 ($2.8) $0.1 ($2.9) Operating (non-GAAP) pre-tax income from continuing operations $3.0 $0.5 $8.0 $1.0 Net interest expense $0.3 $0.1 $0.9 $0.3 Depreciation/Amortization of non-acquired intangible assets $0.7 $0.0 $2.1 $0.0 Stock-based compensation $0.4 $0.1 $1.3 $0.3 Workforce rebalancing charges $0.0 ($0.3) $0.4 ($0.3) Corporate (gains) and charges*** $0.0 $0.4 $0.0 $0.6 Adjusted EBITDA $4.6 $0.8 $12.7 $1.8 Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 30 $ in billions *2024 includes the impact of a pension settlement charge **Primarily consists of amortization of acquired intangible assets ***Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets in 2024) Adjusted EBITDA margin utilized in the “Financial highlights” discussion in the company’s earnings presentation is calculated by dividing Adjusted EBITDA by total revenue The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights", “Adjusted EBITDA performance” and "Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 31 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of this non-GAAP financial measure. QTD QTD YTD YTD 3Q25 3Q24 3Q25 3Q24 Net cash provided by operating activities $3.1 $2.9 $9.2 $9.1 Add: Net interest expense $0.3 $0.3 $0.9 $0.7 Provision for/(Benefit from) income taxes from continuing operations $0.7 ($0.5) $1.2 ($0.6) Less change in: Financing receivables $0.3 $0.9 $0.9 $1.8 Other assets and liabilities/other, net* ($0.8) ($2.0) ($2.3) ($3.5) Adjusted EBITDA $4.6 $3.8 $12.7 $10.8

Non-GAAP supplemental materials Reconciliation of pre-tax income margin – FY 2025 expectations *Includes the impact of one-time, non-cash, U.S. and non-U.S. pension settlement charges in 2024 of $3.1B The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 22, 2025, for additional information on the use of this non-GAAP financial measure. The reconciliation of IBM’s historical operating pre-tax income guidance to GAAP is included in the company's 8-K furnished on April 24. 2025. 32 GAAP Operating (non-GAAP) Pre-tax income margin B/(W)* B/(W) Pre-tax income margin Yr/Yr >6 pts >1 pt

ibm.com/investor